UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2005


                          GENERAL STEEL HOLDINGS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


            NEVADA                      333-105903               412079252
            ------                     ------------              ---------
(State or Other Jurisdiction of        (Commission             (IRS Employer
        Incorporation)                 File Number)       Identification Number)


    10th Floor, No. 3 Nan Li Shi Road A,
Haitong Building, Xicheng District, Beijing                     100037
-------------------------------------------                   ----------
 (Address of Principal Executive Offices)                     (Zip Code)


                              Incorp Services Inc.
                             6075 S. Eastern Avenue
                     Suite 1, Las Vegas, Nevada, 89119-3146
                               Tel: (702) 866-2500
       -------------------------------------------------------------------
           (Name, address and telephone number for Agent for Service)

                                 (480) 695-7283
        -----------------------------------------------------------------
               Registrant's telephone number, including area code

                          American Construction Company
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement

Reference is hereby made to American Construction Company's definitive Information Statement on Schedule 14-C filed with the U.S. Securities and
Exchange Commission on January 20, 2005 (the "Information Statement"). The information contained in that Information Statement is hereby incorporated by reference herein.

Item 8.01. Other Events

American Construction Company (the "Company") was formed in August 2002. The Company, through its wholly-owned subsidiary, West Dee Construction Ltd., a Canadian corporation, has conducted the business of residential and commercial construction in Saskatchewan, Canada.

On October 14, 2004, the Company, Northwest Steel Company, a Nevada corporation ("Merger Sub") and General Steel Investment Co., Ltd., a British Virgin Islands limited liability corporation ("General Steel"), as the parent and management company of Tianjin Da Qiu Zhuang Sheet Metal Co., Ltd., a People's Republic of China limited liability corporation ("DQ"), both privately-held corporations, entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company, through its wholly-owned subsidiary, Merger Sub, acquired General Steel, and its 70% ownership in its subsidiary DQ solely in exchange for shares of the Company's common stock, of which 22,040,000 shares are a new issuance by the Company, and 7,960,000 shares are from certain shareholders of the Company, which in aggregate, constitute 96% of the total issued and outstanding shares of the Company (the "Merger").

The Company's Board of Directors has decided to change the Company's name from American Construction Company into General Steel Holdings, Inc. and has received the written consent of the holder of a majority of the Company's common stock which satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and the Company's Articles of Incorporation and by-laws.

The Company's address of principal executive offices has been changed to 10th Floor, No. 3 Nan Li Shi Road A, Haitong Building, Xicheng District, Beijing 100037.

It was not and is not necessary for stockholder to exchange their existing American Construction Company stock certificates for new certificates bearing the name of General Steel Holdings, Inc. Shares of American Construction Company common stock, traded under the symbol "ACNS" on the OTC Bulletin Board prior to the Merger, continue to be traded on the OTC Bulletin Board under the symbol "GSHO" as General Steel Holdings, Inc. common stock. The OTC Bulletin Board and General Steel Holdings, Inc.'s transfer agent will consider the existing American Construction Company's stock certificates as constituting "good delivery" in post-Merger transactions involving General Steel Holdings, Inc.'s common stock.




                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.



         (c)      Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K.

         99.1 Press Release issued by General Steel Holdings, Inc. on March 4, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMERICAN CONSTRUCTION COMPANY
                                           (Registrant)


Date: March 4, 2005                         /s/ Zuosheng Yu
                                           -------------------------------------
                                           Zuosheng Yu
                                           Chief Executive Officer and President